aMRIs GmbH,
                          Castrop-Rauxel

                          Audit Report on
                          Interim Financial Statements
                          as of February 23, 2005

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen
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Table of Contents

1     Engagement                                                               1

2     General Statements                                                       2

3     Purpose, Type and Scope of the Audit                                     3

4     Explanations and Comments on Accounting Methods                          6

      4.1   Bookkeeping and Other Audited Documents 6
      4.2   Interim Financial Statements                                       7

5     Reproduction of the Auditor's Report                                     9

6     Final Remarks                                                           10


Exhibit I    Balance Sheet of aMRIs GmbH as of February 23, 2005

Exhibit II Statement of Operations and Retained Earnings of aMRIs GmbH for the Period Ended February 23, 2005

Exhibit III Statement of Cash Flows of aMRIs GmbH for the Period Ended February 23, 2005

Exhibit IV Notes to the Interim Financial Statements of aMRIs GmbH as of and for the Period Ended February 23, 2005

Exhibit V Auditor's Report on Interim Financial Statements of aMRIs GmbH as of and for the Period Ended February 23, 2005

Exhibit VI Allgemeine Auftragsbedingungen fur Wirtschaftsprufer und Wirtschaftsprufungsgesellschaften" (General Terms and Conditions)

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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1     Engagement

      Biophan Technologies Inc., represented by American Express Inc. through Mr. Howard Cohen engaged us to perform an audit of the interim financial statements of

                                   aMRIs GmbH,
                  with registered offices in Castrop - Rauxel,
                         hereinafter also the "Company".


      as of February 23, 2005 in compliance  with ss. 317 of the Commercial Code
      (HGB). With respect to the execution and scope of our work, we refer to our remarks under point 3 (Purpose, Type and Scope of the Audit).

      The following report has been rendered as to the findings of our audit. We call attention to the fact that the above report has been prepared exclusively for the use of Biophan Inc., its governing bodies and advisors. It may not be made accessible to third parties without our written consent.

      The audit was performed in the customary professional scope. The execution of this engagement is subject to the "Allgemeinen Auftragsbedingungen fur Wirtschaftsprufer und Wirtschaftsprufungsgesellschaften" (General Terms and Conditions) in the version dated 1 January 2002, attached to this report as Exhibit VI. These provisions also apply with respect to our responsibility to third parties. To the extent a maximum liability amount in the legal regulations applicable to the engagement, the provisions of No. 9 of the General Terms and Conditions shall apply.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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2     General Statements

      Comment on the Assessment of the State of Affairs by Management

      We highlight the following aspects of the interim financial statements, which are of special importance for assessing the Company's economic situation:

      o The Company was founded in November 2004 and has not engaged in business activities to date. The figures in the interim financial statements refer to starting activities and to legal and business advice in relation to the purchase agreement of the Company's shareholders with Biophan Inc.

      o As of 23 February 2005, the Company is overindebted. For this reason, the managing director would be obliged to file a petition with the competent district court to commence insolvency proceedings, should there be no positive forecast for continuing business. According to the Company's managing director, a contractual agreement between Biophan Inc. and aMRIs GmbH by which aMRIs GmbH is to receive a cost subsidy that will avoid overindebtedness.

      Based on the assessment of the Company's economic situation, which we derived from the results of our audit of the interim financial statements, we have - to the extent the documents audited allow such an assessment - come to the conclusion that the assessment of the state of affairs by management, notably concerning the continued existence and the future development of the Company, appears plausible.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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3     Purpose, Type and Scope of the Audit

      Our audit covered

      o     the accounting records; and

      o the interim financial statements as of February 23, 2005 (balance sheet, profit and loss account, notes to the accounts)

      of the Company.

      Management is responsible for the bookkeeping and the preparation of the financial statements in accordance with the regulations under commercial law; this also applies to the information that was provided to us concerning these documents and measures. We have been engaged to assess these documents and this information within the scope of our audit in accordance with professional standards.

      Our audit report was prepared in accordance with generally accepted reporting principles applicable to the audit of financial statements (auditing standard of the Institut der Wirtschaftsprufer in Deutschland e.V. - IDW PS 450).

      Our audit was based on the prior year's financial statements prepared by the Company's tax advisor, which we reviewed. The financial statements as of December 31, 2004 were ratified by the shareholders on February 28, 2005.

      The audit was performed in compliance  with ss. 317 of the Commercial Code
      (HGB) in accordance with the generally accepted German auditing standards issued by the Institut der Wirtschaftsprufer (IDW).

      According to ss. 317 of the Commercial Code (HGB), a problem-orientated audit must be of sufficient scope to ensure that material inaccuracies and violations of accounting principles are detected with sufficient assurance. In order to meet these requirements, we apply our risk-orientated audit approach.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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      Our  audit  was  not  performed  on the  basis  of the  Company's  control procedures. Therefore we extended the scope of our examination on a sample basis of accountable events and our analytical reviews (substantive tests) in accordance with our risk assessment. Substantive tests were performed on the basis of judgmental samples.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

                                                                          Page 5
--------------------------------------------------------------------------------

      Our audit focused on:

      o     Completeness and valuation of assets and liabilities;

      o     Completeness and valuation of other accruals;

      For this purpose we especially investigated the contractual agreements the Company has with shareholders and other related parties as well as with other counterparts.

      Management readily provided all explanations and supporting documentation which were requested and on 15. March 2005 issued a written letter of representation in accordance with German professional requirements. This letter of representation specifically guarantees that the bookkeeping includes all recordable transactions and the balance sheet includes all assets, liabilities and provisions for risks that are required to be shown.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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4     Explanations and Comments on Accounting Methods

4.1   Bookkeeping and Other Audited Documents

      Organization of the Accounting

      The Company's accounting is outsourced. All bookkeeping areas are prepared by Mr. Gerlich, Steuerberater, Castrop-Rauxel, via DATEV. The payroll accounting is performed exclusively by DATEV.

      In addition to general ledger accounts, subledger accounts for receivables and payables and asset accounts for fixed assets are maintained.

      The chart of accounts applied guarantees a clear and understandable order of the accounting data. The individual business transactions are recorded completely, continuously and on a timely basis.

      The financial statements were derived from a printout of current account balances as completed by subsequent closing entries; a final printout of current account balances, which corresponds to the balance sheet and the profit and loss account included in Exhibit 1 to this report, was made upon completion of our audit.

      Conclusions

      Finally, we state that the accounting records and the other data audited comply with the legal regulations. The books, accounts and other records are properly and orderly maintained in accordance with sound commercial principles, the voucher system is clear.

      The accounting complies with the legal regulations including the generally accepted accounting principles. The information included in other audited documents is orderly presented in the accounting records and the interim financial statements.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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4.2   Interim Financial Statements

      Adequacy and General Opinion

      The interim financial statements as of February 23, 2005 are presented in Exhibits I to IV attached to this report.

      The interim financial statements were properly derived from the accounting records and the other audited documents.

      The Company is a small-sized company as defined in ss. 267 (2) of the German Commercial Code (HGB).

      Classification

      The classifications of the balance sheet and the profit and loss account do not comply with German regulations in ss.ss. 266 and 275 of the German Commercial Code (HGB) and ss. 42 of the Limited Liability Companies Act (GmbHG). Instead of these principles the company used US GAAP regulations to present the figures of the interim financial statements.

      Accounting and Valuation

      The interim financial statements were prepared in compliance US GAAP regulations and with the general accounting and valuation principles under ss.ss. 246 to 256 of the German Commercial Code (HGB) as well as with the special valuation rules for companies (ss.ss. 269 to 274, 279 to 283 of the German Commercial Code (HGB)). The accounting and valuation methods are consistent with those applied in the previous year. They are specified in the notes to the accounts (Exhibit IV).

      Notes to the Accounts

      The notes to the accounts are clearly and concisely arranged. Even if prepared under US GAAP regulations they contain all material information required under ss. 284 and ss. 285 of the German Commercial Code (HGB) and ss. 42 of the Limited Liability Companies Act (GmbHG).

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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      General Opinion

      The interim financial statements taken as a whole, i.e. the combined presentation of balance sheet, profit and loss account, cash flow statement and notes to the accounts, present, in compliance with required accounting principles, a true and fair view of the net worth, financial position and results of the Company.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

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5     Copy of the Auditor's Report

      We have given the following  unqualified auditors' opinion signed on April
      11,   2005  on  the   interim   financial   statements   of  aMRIs   GmbH,
      Castrop-Rauxel, in the form of Exhibit I to IV:

      "We have audited the interim financial statements, together with the bookkeeping system of aMRIs GmbH, Castrop-Rauxel, for the period from January 1, to February 23, 2005. The maintenance of the books and records and the preparation of the interim financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these interim financial statements, together with the bookkeeping system based on our audit.

      We conducted our audit of the interim financial statements in accordance with ss. 317 HGB ["Handelsgesetzbuch": "German Commercial Code"] and generally accepted German standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer (IDW). Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the financial statements in accordance with [German] principles of proper accounting and in the management report are detected with reasonable assurance.

      Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the determination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records, the interim financial statements are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the interim financial statements. We believe that our audit provides a reasonable basis for our opinion.

DHPG DR. HARZEM & PARTNER KG
Wirtschaftsprufungsgesellschaft o  Steuerberatungsgesellschaft

Bonn o Bornheim o Dusseldorf o Euskirchen o Gummersbach o Koln o Leverkusen

                                                                         Page 10
--------------------------------------------------------------------------------

      Our audit has not led to any reservations, with the exception that the Company does not observe the formal classification regulations in ss. 265 and ss. 276 HGB.

      However, in our opinion, the interim financial statements give a true and fair view of the net assets, financial position and the results of operations of aMRIs GmbH, Castrop-Rauxel, in accordance with [German] principles of proper accounting."

6     Final Remarks

      This report was prepared in accordance with generally accepted reporting principles applicable to the audit of financial statements (auditing standard of the Institut der Wirtschaftsprufer in Deutschland e.V. - IDW PS 450).

      We call attention to the fact that the above report has been prepared exclusively for the use of Biophan Inc., its governing bodies and advisors. It may not be made accessible to third parties without our written consent.

      Dusseldorf, Marz 15, 2005


                                               DHPG Dr. Harzem & Partner KG
                                              Wirtschaftsprufungsgesellschaft
                                                Steuerberatungsgesellschaft


                                              (Seibert)             (Rohler)
                                             vereidigter       Wirtschaftsprufer
                                              Buchprufer

                         Exhibit I to IV

                         Interim Financial Statements of


                         aMRIs GmbH
                         Castrop-Rauxel
                         as of
                         February 23, 2005

                                  Balance Sheet
                          of aMRIs GmbH, Castrop-Rauxel

                             as of February 23, 2005

                                                                       Exhibit I



--------------------------------------------------------------------------------
ASSETS                                    February 23, 2005    December 31, 2004
                                                 USD                  USD
--------------------------------------------------------------------------------

Cash                                                  3,250                5,020
Other Assets                                         42,004               18,921

Total Current Assets                                 45,254               23,941

Fixed Assets                                          1,022                1,093
--------------------------------------------------------------------------------
Total Assets                                         46,276               25,034

LIABILITIES & STOCKHOLDER'S EQUITY

Accounts Payable                                     47,772                    0
Accrued Expenses                                     15,595                3,274
Other Liabilities                                    25,629               28,184

Total Current Liabilities                            88,996               31,458

Subscribed Capital                                   17,050               17,050
Net Loss                                            -36,052              -22,717
Loss Carried Forward                                -22,717                    0
Other Comprehensive Income                           -1,001                 -757


Total Stockholder's Equity                          -42,720               -6,424
--------------------------------------------------------------------------------

Total Liabilities & Stockholder's Equity             46,276               25,034
================================================================================

                Statement of Operations and Retained Earnings of
                           aMRIs GmbH, Castrop-Rauxel

                     for the Period Ended February 23, 2005

                                                                      Exhibit II

       ----------------------------------------------------------------

                                                     2005        2004
                                                      USD         USD
       ----------------------------------------------------------------

       Other Income                                 20,527       13,708

       Wages & Salaries                            -24,804       -2,825
       Social Security Expenses                     -2,749         -326
       General & Administration Expenses           -28,843      -33,263
       Depreciation                                    -37          -18

       Income from Business Activities             -35,906      -22,724

       Interest Income                                   4            7
       Foreign Exchange Losses and Profits            -150            0

       Earnings before Taxes                       -36,052      -22,717
       ----------------------------------------------------------------

       Net Loss                                    -36,052      -22,717
       ================================================================

                           Statement of Cash Flows of
                           aMRIs GmbH, Castrop-Rauxel

                     for the Period Ended February 23, 2005

                                                                     Exhibit III

--------------------------------------------------------------------------------

                                                                2005        2004
                                                                 USD         USD
--------------------------------------------------------------------------------

      Net Loss                                               -36,052     -22,717

      Adjustments for Reconciliation of Net Loss to
      Receipts and Payments

      Depreciation                                                37          18

01    (=) Cash Flow                                          -36,015     -22,699

      Change in Other Assets                                 -23,083     -18,921
      Change in Accounts payables                             47,772           0
      Change in Accruals                                      12,321       3,274
      Change in Other Liabilities                             -2,555      28,184

02    (=) Change in Working Capital                           34,455      12,537

03    (=) Cash flow from operating activities                 -1,560     -10,162

      Net Investment in Fixed Assets                               0      -1,111

04    (=) Cash Flow from Investement Activities                    0      -1,111

      Capital Contributions of Shareholders                        0      17,050

05    (=) Cash Flow from Financing Activities                      0      17,050

06    (=) Effect of Exchange Rate Changes on Cash               -210        -757

07    (=) Change in Cash (= 03 + 04 + 05 + 06)                -1,770       5,020

08    Cash and Cash Equivalents at the Start of the Year       5,020           0
--------------------------------------------------------------------------------

09    (=) Cash and Cash Equivalents at the End of the Year
      (= 07 + 08)                                              3,250       5,020
================================================================================

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 1

1     The Company

      aMRIs GmbH was incorporated in Castrop-Rauxel on November 4, 2004. The purpose of the company is to develop, manufacture and sell medical products, as well as to license patents and other industrial property rights, and all services thereto pertaining. Until the end of the period of the interim financial statements (February 23, 2005) the company did not carry out material business activities in that area.

2     Accounting Policies

2.1   Depreciation

      Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. The assets are stated at cost.

2.2   Income Taxes

      aMRIs GmbH accounts for income taxes according to the liability method stipulated by SFAS no. 109, "Accounting for Income Taxes". Under this method, deferred taxes are determined according to the difference between the value of assets and liabilities as recorded for commercial vs. taxation purposes using the legal tax rates for those years in which it is anticipated that the differences will be offset.

      A value adjustment for deferred tax assets is created in the case of tax loss carry forwards in the event that the loss carry forwards are more likely to expire than to be utilized or if the Company has not been able to produce profits in the past. A deferred tax asset has not been considered so far.

2.3   Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from their estimates.

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 2

3     Fixed Assets

      The amount of fixed assets has been paid for technical equipment. Historical cost amounts to USD 1,111. Accumulated depreciation is at USD 55.

4     Cash and Cash Equivalents

      All current cash investments with an original maturity date of up to three months are classified as cash and cash equivalents. Due to their short-term nature, the book values of cash and cash equivalents correspond approximately to their fair value.

5     Other Assets

      Other Assets are reported at their nominal value, which is equivalent to their fair value. All identifiable individual risks are taken into account in their valuation. All other assets are due within one year.

      An amount of USD 27,660 of the other assets is due from shareholders and Biophan Inc. for a cost share in the acquisition costs of aMRIs GmbH. The differing amount of USD 14,344 results from input VAT which is claimed from the fiscal authorities (USD 9,468), deferred expenses in the amount of USD 2,645 and USD 2,231 which are due from aMRIs Patent GmbH.

6     Shareholders' Equity

      The Company's capital stock had been paid in by capital contributions in November 2004. It amounts to EUR 12,500 or USD 17,050.

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 3

7     Accounts Payables

      An amount of USD 21,322 of the accounts payables is owed to shareholders for services rendered.

8     Related Party Transactions

      The shareholder, Prof. Andreas Melzer, is employed by the Company pursuant to an employment contract, with an annual salary of USD 60,000. Dr. Friebe is the principal shareholder of Tomovation GmbH and is employed as managing director of aMRIs GmbH under a management contract for an annual salary of USD 70,000. The contracts were concluded in writing on January 01, 2005.

      There is a rental and use agreement as well as a service contract with Tomovation GmbH which is a 10-%-shareholders of aMRIs GmbH. Monthly payments for these contracts are explained under Note 9.

9     Contingent Liabilities and other Financial Obligations

      There is a rental and use agreement for EUR 750 monthly between Tomovation GmbH and aMRIs GmbH for rental and use of telephone, computer, office space and parking spaces. The contract has a term of one year and extends automatically if notice of cancellation is not given three months prior to year's end.

      There is also a service contract for EUR 1,250 monthly between Tomovation GmbH and aMRIs GmbH for secretarial and accounting services as well as the participation of the company in trade fairs and other marketing activities. The duration and notice requirements for termination conform to the aforementioned conditions.

      For the period 1 June 2004 until 31 May 2006, a cooperation agreement was concluded with the Medical University of Hannover (Medizinischen Hochschule Hannover). The purpose of the cooperation agreement is to test and further develop coronary stents, whereby both parties provide their know-how as well as personnel and assume other obligations. In this context, the aMRIs GmbH is to assume costs up to an amount of EUR 105,256. Grants applications have been filed for funds to further finance the project. Contractually agreed milestones must be met in order for the grant monies to be disbursed.

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                      Exhibit IV
                                                                          Page 4

10    Differences German vs. US -GAAP

      In preparing the financial statements the Company used German Accounting Principles. Regarding the stated assets and liabilities there are no material differences referring to contents and valuation between German and US GAAP.

      Castrop-Rauxel in February 2005

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 1

      We have audited the interim financial statements, together with the bookkeeping system of aMRIs GmbH, Castrop-Rauxel, for the period from January 1, to February 23, 2005. The maintenance of the books and records and the preparation of the interim financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these interim financial statements, together with the bookkeeping system based on our audit.

      We conducted our audit of the interim financial statements in accordance with ss. 317 HGB ["Handelsgesetzbuch": "German Commercial Code"] and generally accepted German standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer (IDW). Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the financial statements in accordance with [Ger-man] principles of proper accounting and in the management report are detected with reasonable assurance.

      Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the de-termination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records, the interim financial statements are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the interim financial statements. We believe that our audit provides a reasonable basis for our opinion.

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 2

      Our audit has not led to any reservations, with the exception that the Company does not watch the formal classification regulations in ss. 265 and ss. 276 HGB.

             Auditor's Report to the Interim Financial Statements of
                           aMRIs GmbH, Castrop-Rauxel

                As of and for the Period Ended February 23, 2005

                                                                       Exhibit V
                                                                          Page 3

      However, in our opinion, the interim financial statements give a true and fair view of the net assets, financial position and the results of operations of aMRIs GmbH, Castrop-Rauxel, in accordance with [German] principles of proper accounting.


      Dusseldorf, Marz 15, 2005

                                                DHPG Dr. Harzem & Partner KG
                                               Wirtschaftsprufungsgesellschaft
                                                 Steuerberatungsgesellschaft


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